UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2019
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State Street Corporation
(Exact Name of Registrant as Specified in Charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street
Boston	Massachusetts	02111
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	617	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRC	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, Series C, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRE	New York Stock Exchange
Non-Cumulative Perpetual Preferred Stock, Series E, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On October 18, 2019, State Street Corporation issued a news release announcing its results of operations for the third-quarter of 2019. Copies of that news release and accompanying third-quarter 2019 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
Item 7.01.    Regulation FD.
On October 18, 2019, State Street Corporation made available a slide presentation providing highlights of its third-quarter 2019 results of operations and related information as of September 30, 2019, which is being made available in connection with an October 18, 2019 investor conference call. A copy of that slide presentation is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
State Street Corporation's news release dated October 18, 2019, announcing its third-quarter 2019 results of operations and accompanying third-quarter 2019 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference in Item 2.02 hereof; and a slide presentation providing highlights of State Street's third-quarter 2019 results of operations and related information as of September 30, 2019, which is being made available in connection with an October 18, 2019 investor conference call, is furnished herewith as Exhibit 99.3 and is incorporated by reference in Item 7.01 hereof.

	Exhibit No.	Description
	99.1	State Street's news release dated October 18, 2019, announcing its third-quarter 2019 results of operations (this Exhibit 99.1 is furnished, not filed)
	99.2	State Street's third-quarter 2019 financial information addendum (this Exhibit 99.2 is furnished, not filed)
	99.3	Slide presentation providing highlights of State Street's third-quarter 2019 results of operations and related information as of September 30, 2019 (this Exhibit 99.3 is furnished, not filed)
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard,
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	October 18, 2019